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                                                                     EXHIBIT 23a

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated February 15, 2002, with respect to the consolidated financial statements and schedule of Schawk, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.


Chicago, Illinois                                             ERNST & YOUNG LLP
February 15, 2002





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